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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                    FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2006
                                                 ---------------
                            CONECTISYS CORPORATION
            (Exact name of registrant as specified in its charter)

         Colorado                  33-3560D                  84-1017107
----------------------------     -----------             -------------------
(State or other jurisdiction     (Commission                (IRS Employer
of incorporation)                File Number)            Identification No.)


     24307 Magic Mountain Parkway, Suite 130, Valencia, California 91355
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      (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (661) 295-6763
                                                  ---------------------------

     24730 Avenue Tibbitts, Suite 130, Valencia, California     91355
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    (Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

    On May 1, 2006, the Board of Directors of the Company appointed Rodney W. Lighthipe as Secretary and Treasurer to replace Patricia A. Spigno who retired as acting Secretary and Treasurer. On May 1, 2006, the Board of Directors of the Company also appointed Robert A. Spigno as Chief Financial Officer to replace Patricia A. Spigno who retired as Chief Financial Officer.

    Mr. Lighthipe accepted his appointment as Secretary and Treasurer at an initial salary of $4,000 per month. Prior to his appointment as Secretary and Treasurer, Mr. Lighthipe received monthly consulting fees of $4,000 from the Company commencing in January 2006.

    It is not expected that Mr. Spigno will receive any additional compensation beyond that which he already receives as the Company's Chief Executive Officer.

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                          SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 4, 2006                                 CONECTISYS CORPORATION


                                                 By:  /S/ ROBERT A. SPIGNO
                                                    ----------------------
                                                    Robert A. Spigno, Chief
                                                    Executive Officer

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